SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    ---------------------------------------

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 6, 1997

                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File Number 0-9439


                TEXAS                               74-2157138
(State or other Jurisdiction                    (I.R.S. Employer
of incorporation or organization)               Identification No.)

1200 SAN BERNARDO, LAREDO, TEXAS                    78040-1359
(Address of principal executive offices)            (ZIP Code)


     (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (956) 722-7611

                                      NONE
        (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

      On November 6, 1997, International Bancshares Corporation issued a news release announcing that IBC had completed the acquisition of University Bank, Houston, Texas. The news release, attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      c.    Exhibits

            The following exhibit is filed as part of this report:

            (99) News release of International Bancshares Corporation dated November 6, 1997.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        INTERNATIONAL BANCSHARES CORPORATION
                          (Registrant)


                        By:    /s/ DENNIS E. NIXON
                                   DENNIS E. NIXON, President,
                                   and Chief Executive Officer

Date: November 10, 1997

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
                                  EXHIBIT INDEX


EXHIBIT                                                               PAGE
NUMBER             DESCRIPTION                                        NUMBER


 99         News Release of International                           5
            Bancshares Corporation dated
            November 6, 1997

                                       4